The Guardian Investor ProFreedom Variable AnnuitySM (B Share)

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2014 for The Guardian Investor ProFreedom Variable Annuitysm (B Share) issued through The Guardian Separate Account R.

In the Prospectus section titled “EXPENSE TABLES” the last paragraph on page 5 is replaced in its entirety with the following:

The minimum and maximum Total Annual Underlying Mutual Fund Operating Expenses after voluntary or contractual waivers or expense reimbursements are 0.63% and 2.56%, respectively. The minimum charge of 0.63% reflects a voluntary waiver that can be terminated at any time by the fund’s investment advisor. The maximum charge of 2.56% reflects a contractual waiver, which will continue indefinitely and may only be terminated with the approval of the fund’s Board. The gross numbers reflect the minimum and maximum charges without giving effect to any agreed upon waivers. Please refer to the underlying mutual funds’ prospectuses for details about the specific expenses of each mutual fund.

Except as set forth herein, all other provisions of the prospectus noted above shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE MOST

RECENT PROSPECTUS AVAILABLE AND SHOULD BE RETAINED WITH THE PROSPECTUSES

FOR FUTURE REFERENCE.

PROSUPP0514